BIOPHARMACEUTICS, INC.
                                990 Station Road
                            Bellport, New York 11713
                                 (516) 286-5800


                                                  July 1, 1998

Dear Shareholder:

                                     NOTICE

     Please note that the date of Biopharmaceutics Annual meeting has been rescheduled from July 7, to July 29, 198 at 11:AM at the Company's Headquarters.

                             BIOPHARMACEUTICS, INC.
                                990 Station Road
                            Bellport, New York 11713
                                 (516) 286-5800


                                                  June 3, 1998

Dear Shareholder:

     You are cordially invited to attend the 1997 Annual Meeting of Shareholders of Biopharmaceutics, Inc. at 11:00 A.M. on July 7, 1998, at the Company's Headquarters, 990 Station Road, Bellport, New York 11713.

     This booklet includes the Notice of the Annual Meeting and the Proxy Statement that contains certain information concerning the meeting including the election of Directors and a number of other matters of significance to shareholders.

     Management   will  report  on  the  Company's  activities  since  the  last shareholder meeting held on January 23, 1998 and shareholders will have an opportunity to ask questions.

     Shareholder interest in the affairs of the Company is welcomed and encouraged. It is very important that you promptly cast your votes on the matters to be considered at the Annual Meeting, regardless of the size of your holdings. Even if you plan to attend the Annual Meeting in person, we urge you to complete, sign and return the enclosed proxy as soon as possible. Doing so will assure your representation if you cannot attend. If you attend in person after sending in your proxy, you may withdraw it at the meeting and vote in person.

                                                  Sincerely,
                                                  /s/ Edward Fine

                                                  Edward Fine
                                                  Chairman

                             BIOPHARMACEUTICS, INC.
                                990 Station Road
                            Bellport, New York 11713
                                 (516) 286-5800

                            ________________________

                    Notice of Annual Meeting of Shareholders
                             To be Held July 7, 1998
                                  At 11:00 A.M.

TO OUR SHAREHOLDERS:

     The  Annual  Meeting  of  Shareholders  of   BIOPHARMACEUTICS,   INC.  (the
"Company") will be held at 990 Station Road, Bellport, New York on July 7,1998 at 11:00 A.M. to consider and take action on the following matters:

     1. The election of Directors to serve until the next Annual Meeting;

     2. The ratification of the re-appointment of Farber, Blicht & Eyerman as auditors.

     3. The approval of the Company's 1997 Employee and Consultant Stock Option Plan.

     4. The transaction of such other business as may properly come before the meeting or any adjournments thereof.

     Only holders of record of shares of common stock at the close of business on May 15, 1998 are entitled to notice of and to vote at the Annual Meeting. A Proxy Statement explaining the matters to be acted upon at the Annual Meeting follows. Please read it carefully.

     WHETHER OR NOT YOU EXPECT TO BE PERSONALLY PRESENT AT THE MEETING, PLEASE BE SURE THAT THE ENCLOSED PROXY IS PROPERLY COMPLETED, DATED, SIGNED AND RETURNED WITHOUT DELAY IN THE ENCLOSED ENVELOPE. ANY PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED BY FOLLOWING THE INSTRUCTIONS SET FORTH ON PAGE ONE OF THE ACCOMPANYING PROXY STATEMENT.

                                            BY ORDER OF THE BOARD OF DIRECTORS
                                                  /s/ Edward Fine
                                                              Edward Fine
                                                                Chairman

                             BIOPHARMACEUTICS, INC.
                                990 Station Road
                            Bellport, New York 11713
                                 (516) 286-5800
                           __________________________
                                 PROXY STATEMENT
                            ________________________

                         Annual Meeting of Shareholders
                           To Be Held on July 7, 1998

                                                              June 3,  1998

Solicitation and Voting of Proxies

     This Proxy Statement is furnished in connection with the solicitation on behalf of BIOPHARMACEUTICS, INC. (the "Company") of proxies to be voted at the Annual Meeting of Shareholders to be held on July 7, 1998.

     The Board of Directors of the Company has fixed the close of business on May 15,1998 as the record date for the determination of holders of shares of outstanding common stock entitled to notice of and to vote at the Annual Meeting. On May 15, 1998, there were outstanding 17,109,543 shares of the Company's common stock, the holders of which will be entitled to one vote per share for each matter submitted to a vote at the Meeting. The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares entitled to vote will constitute a quorum for the transaction of business.

     A proxy in the accompanying form which is properly signed, dated and returned to the Company and not revoked will be voted in accordance with the instructions contained therein. If no instructions are indicated, proxies will be voted as recommended by the Board of Directors. Shareholders who execute proxies may revoke them at any time prior to their being exercised by delivering written notice to the Secretary of the Company or by subsequently executing and delivering another proxy at any time prior to the voting. Mere attendance at the Meeting will not revoke the proxy, but a shareholder present at the Meeting may revoke his proxy and vote in person.

     As of the date of this Proxy Statement, the only business which the Management of the Company intends to present at the Meeting are the matters set forth in the accompanying Notice of Annual Meeting. Management has no knowledge of any other business to be presented at the Meeting. If other business is brought before the Meeting, the persons named in the enclosed form of proxy will vote according to their discretion.

Expenses of Solicitation

     The cost of soliciting proxies is estimated not to exceed $20,000 and will be borne by the Company, including expenses in connection with the preparation and mailing of this Proxy Statement and all papers which now accompany or may hereafter supplement it. The solicitation will be made by mail. The Company will supply brokers or persons holding shares of record in their names or in the names of nominees for other persons, as beneficial owners, with such additional copies of proxies, proxy materials and Annual Reports as may reasonably be requested in order for such record holders to send one copy to each beneficial owner, and will upon request of such record holders, reimburse them for their reasonable expenses in mailing such material.

     Certain directors, officers and employees of the Company, not especially employed for this purpose, may solicit proxies, without additional remuneration therefor, by mail, telephone, telegraph or personal interview.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth, as of May 15, 1998, the ownership of the Company's common stock held by (i) each person who owns of record or who is known by the Company to own beneficially more than 5% of such stock, (ii) each of the directors of the Company, and (iii) all of the Company's officers and directors as a group. As of such date, after giving effect to the one for four reverse stock split in June, 1997, the Company had 17,109,543 shares of common stock issued and outstanding. The number of shares and the percentage of class beneficially owned by the persons named in the table and by all officers and directors as a group is presented in accordance with Rule 13d-3 of the Securities and Exchange Commission and includes, in addition to shares actually issued and outstanding, unissued shares which are subject to issuance upon conversion of debt or exercise of options that are exercisable within 60 days. Except as otherwise indicated, the persons named in the tables have sole voting and dispositive power with respect to all securities listed.

               Name and Address                      Amount and Nature of
             of Beneficial Owner                     Beneficial Ownership              Percent of Class
 Edward Fine (1)                                            414,250                             2.42%
   990 Station Road
   Bellport, NY 11713

 Jonathan Rosen                                             47,500                              0.27%
   990 Station Road
   Bellport, NY 11713

 Barry Weisberg                                              2,750                              0.01%
  990 Station Road
  Bellport, NY 11713

 Ingrid Fine (2)                                            14,000                             10.10%
  990 Station Road
  Bellport, NY 11713

 William C. Kugler (2)                                         -                                  -
   990 Station Road
   Bellport, NY 11713

 Russell Cleveland(3)                                        8,103                              .004%
   c/o Renaissance Capital Group
   8080 North Central Expressway
   Suite 210 -- LB59
   Dallas, TX 75206-4629

 Renaissance Capital Partner's Inc.                        2,794,813                           16.33%
  880 North Central
 Expressway
  Suite 210-LB59
  Dallas, TX  75206-4629

 Targas Stiftung                                           1,000,000                            5.85%
  Juricon Trehand Anstalt
  Meirhofstrasse 2
  FL9490 Vaduz, Liechtenstein

 Rolcan Finance LTD                                        1,000,000                            5.85%
 Avebury House
 St. Petersburg Street
 Winchester S0238BN, Great Britain

 Preferact LTD                                             1,000,000                            5.85%
 Juricon Trehand Anstalt
 Meirhofstrasse 2
 FL9490 Vaduz, Liechtenstein

 Arista Capital  Growth Fund Ltd.                          2,437,194                           14.24%
  C/O Berkshire Capital
   Management Group
   PO 53   8702
   Zollikon Station, Switzerland

 John Figliolini                                           1,496,986                            8.75%
  C/O Berkshire International
 Finance
  500 5th Avenue Suite 3620
  New York City, NY 10110

 Veco Capital Fund Ltd.                                    1,220,908                            7.14%
  C/O Berkshire Capital
  Management
 Group
  PO 53  8702
  Zollikon Station ,Switzerland

 All Directors and Officers as a                            486,603                             2.84%
   Group (4 Persons)(2)(3)

See Footnotes

--------------------------------------------------------------------------------

     (1) Includes 87,500 shares underlying an incentive stock option pursuant to the Company's 1993 plan exercisable at $2.00 per share and 64,500 shares from the estate of Milton Fine in a trust controlled by Edward Fine. Mr. Fine disclaims beneficial ownership of shares underlying present holdings and options held by his wife, Ingrid Fine, and shares underlying an incentive stock option held by his son, Stuart Fine, a key employee of the Company.

     (2) Represents and or includes stock options to acquire shares of the Company's common stock: as follows: Pursuant to the Company's 1993 Stock Option Plan, (i) Ingrid Fine holds options to purchase an aggregate of 8,750 shares at an exercise price of $2.00 per share, (ii) Mr. Kugler's option to acquire 8,750 shares at an exercise price of $2.00 per share was terminated upon his resignation. Mr. Kugler resigned as Vice President and Chief Financial Officer of the Company on June 15, 1997.

     (3) In addition, Russell Cleveland is a principal of Renaissance Capital Partners, Ltd. ('Renaissance') former holders of $1,547,406 principal amount of convertible debentures. As of November 30, 1997 Renaissance had converted all of their debentures into 2,794,813 shares of common stock.

     (4) See Executive Compensation and Options to Management for information concerning options granted to certain executive officers during fiscal year ended September 30, 1997.

Board of Directors and Committees

     The Company's Board of Directors held ten meetings in 1997. No directors attended fewer than 75% of the aggregate number of meetings of the Board of Directors and the Committees on which they serve that were held during the period that they served.

     The functions of the nominating committee, currently comprised of Messrs. Fine and Cleveland is to consider and nominate the candidates for election to the Company's Board of Directors for the ensuing year. Since January, 1993, when the nominating committee was established, it has held one meeting.


                             Executive Compensation

                           Summary Compensation Table

     The following table summarizes all plan and non-plan compensation awarded to, earned by or paid to the Company's Chief Executive Officer and its other Executive Officers who were serving as executive officers during and at the end of the last completed fiscal year ended September 30, 1997 for services rendered in all capacities to the Company and its subsidiaries for each of the Company's last three fiscal years.

                                                                                 Long Term                All Other
                                                                            Compensation Awards*        Compensation**
                                             Annual Compensation

                                                                                Securities
                                                                            Underlying Options
Name and Principal Position            Year         Salary       Bonus
Edward Fine (1)(2)                     1997        $130,000     $18,000          250,000.               $12,000.
  Chairman of the Board                1996         130,000       None             None                  12,000
  and CEO, President                   1995         130,000       None             None                  12,000

William C. Kugler (2)(3)
  Vice President                       1997        $55,192        None             None
                                       1996          70,000       None             None
                                       1995          70,000       None             None

Vincent H Pontillo
  Controller                           1997        $25,000       $ 1,200          12,500

Ingrid Fine(2)
Vice President                         1997        $65,000      $ 1,500           25,000
                                       1996          65,000       None             None                    3,600
                                       1995          65,000       None             None                    7,900


Executive Officers of                  1997        $275,192     $20,700           287,500
the Company as a Group                 1996         302,700       None
                                       1995         302,700       None

     * All references to shares reflect the 1 for 4 reverse stock split of June 1997. The Company has never granted stock appreciation rights.
    ** Represents aggregate annual cost of automobiles provided and maintained for Edward Fine and Ingrid Fine during fiscal 1995, 1996 and 1997.

     (1) The Company has an Employment Agreement with Edward Fine, its President and Chief Executive Officer, for a period of five years, commencing January 1, 1998. Pursuant to the terms of the Employment Agreement, Mr. Fine will receive an annual salary of $220,000 for the fiscal year ending September 30, 1998 with annual increments of $25,000 increasing to $325,000 in the fiscal year ending September 30, 2002. The terms include a bonus based upon the profitability of the Company of 5% of the Company's pre-tax profit. In addition, the contract provides for a payment of $1,000 per month for automobile expenses and costs and participation in any additional fringe benefit plans in effect with respect to executives of the Company. The Company does not have employment agreements with any other executive officers.

     (2) The Company provided and maintained an automobile for use by Ingrid Fine in connection with Company business during fiscal 1995 and part of fiscal 1996. The aggregate annual cost of the Company for this automobile was approximately $7,900 and $3,600, respectively. To the extent that this automobile was used for other than Company business, the costs may be considered compensation to the above-named individual. No value for personal use of automobile by such individual has been included in the compensation table set forth above. In addition, the Company provided Messrs. Fine and Kugler, and Ingrid Fine, with medical and hospitalization coverage during fiscal 1996 and Mr. Fine with disability coverage, under plans that were not available to all employees of the Company. The aggregate annual cost to the Company for such coverage was approximately $19,000, and such cost may be considered compensation to the above-named individuals. No value for such coverage has been included in the compensation table set forth above.

     (3) William C. Kugler resigned as Vice President and Chief Financial Officer of the Company on June 15, 1997.

Option Grants in Last Fiscal Year-

     Options totaling 372,500 shares were granted to Directors and Executive Officers of the of the Company as follows:

         Edward Fine                 250,000
         Jonathan Rosen               45,000
         Barry Weisberg               15,000
         Ingrid Fine                  25,000
         Jennie Porcaro               25,000
         Vincent Pontillo             12,500

         None of these options were exercised



Aggregate Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

     The following table sets forth information with respect to each exercise of stock options during the fiscal year ended September 30, 1997 by the Named Executive Officers, the option values on the dates of exercise, the number of shares covered by both exercisable and unexercisable options as of fiscal year end, and the year end values of such option.

                                                           Number of Securities
                                                          Underlying Unexercised         Value of Unexercised in --
                                                          Options at Fiscal Year           the - Money Options at
                                                                  End (#)                  Fiscal Year End (1)($)
                           Shares
                         Acquired on       Value
                          Exercise      Realized (1)
         Name                (#)            ($)        Exercisable    Unexercisable    Exercisable     Unexercisable

Edward Fine                   0               0          337,500            0              None            None
Ingrid Fine                   0               0            33,750           0              None            None
William C. Kugler             0               0             8,750           0              None            None
Jennie Porcaro                0               0            31,500           0              None            None
Vincent Pontillo              0               0            12,500           0              None            None

(1) Value is based on market value of the common stock at exercise date (for value realized) on fiscal year end (for value of unexercised options) minus the option exercise price.

(2) William Kugler resigned as Vice President and Chief Financial Officer on June 15, 1997.


Directors' Compensation

     Independent (unaffiliated) directors, who are not employees, receive $1,000 per meeting attended and reimbursement of expenses for attending meetings of the Board. No fees were paid during the year ended September 30, 1997.

Employment Contracts
     The Company has an Employment Agreement with Edward Fine, its President and Chief Executive Officer, for a period of five years, commencing January 1, 1998. Pursuant to the terms of the Employment Agreement, Mr. Fine will receive an annual salary of $220,000 for the fiscal year ending September 30, 1998 with annual increments of $25,000 increasing to $325,000 in the fiscal year ending September 30, 2002. The terms include a bonus based upon the profitability of the Company of 5% of the Company's pre-tax profit. In addition, the contract provides for a payment of $1,000 per month for automobile expenses and costs and participation in any additional fringe benefit plans in effect with respect to executives of the Company. The Company does not have employment agreements with any other executive officers

Benefit Plans

         The Company does not have a pension plan.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     Except as to re-election of directors, no officer, director or principal shareholder of the Company has any direct or indirect interest in any of the matters covered in the shareholder proposals.

                                   Proposal 1

                              Election of Directors

     As of September 30, 1997, the officers and directors of the Company, their ages and present positions with the Company are as follows:

            Name                    Age         Position                                Director Since
Edward Fine                          55         President, Chief Executive                   1986
                                                Officer and Chairman of the Board

Russell Cleveland*                   58         Director                                     1991
Jonathan Rosen                       36         Director                                  Oct. 1996

Barry Weisberg                       53         Director                                  Feb. 1997

*  Member of the Audit Committee

--------------------------------------------------------------------------------

 Edward Fine

     From 1979 to 1985, Mr. Fine was President and a Director of Newtron Pharmaceuticals, Inc., a company engaged in the manufacturing and sale of generic prescription and over-the-counter pharmaceutical products. In 1985, Mr. Fine joined Biopharmaceutics, Inc. (N.Y.) as its President and a Director and joined the Company in October 1986 as Vice President and Director following the acquisition of Biopharmaceutics, Inc. by the Company, then known as Patient Medical Systems Corp. He was appointed President and CEO of the Company effective October 1, 1987. Mr. Fine received a Bachelor of Science Degree in Accounting from New York University. From 1982 to 1988, Mr. Fine had been a member of the Board of Directors of the National Association of Pharmaceutical Manufacturers.

Russell Cleveland

     Mr. Cleveland, is the principal founder, Chief Executive Officer and the majority shareholder of Renaissance Capital Group, Inc. He is a Chartered Financial Analyst who has, for over twenty five years, specialized in investing in smaller capitalized companies. During the past five years, Mr. Cleveland, as President of predecessor companies to Renaissance, has supervised three investment partnerships, each with initial capital of $4,000,000 or more.

     He has served as President of the Dallas Association of Investment Analysts and his background includes executive positions with major southwest regional brokerage firms, including Rauscher, Pierce, Refsnes, Inc. and Institutional Equities, Inc.

     Mr. Cleveland also currently serves as a director of Global Environmental, Inc., Movie Group, Inc., Sunrise Media, Inc. and Biodynamics International, Inc. which companies are portfolio investments of Renaissance Capital Partners, Ltd. Mr. Cleveland is a graduate of the Wharton School of Business.


Jonathan  Rosen

     Mr. Rosen is President of APC Capital , an investment banking firm with offices in Los Angeles and Great Britain and has been an advisor to
Biopharmaceutics since 1992. Mr. Rosen is also Chief Executive of Capital Industries, LLC, a pharmaceutical supply company and a Director and Officer of Capital Pharmacies, Inc., a Capital industries subsidiary.

Barry Weisberg

     Mr. Weisberg is a former Director and President of Lannett Company, Inc., a generic pharmaceutical manufacturer, Divisional Vice President of Moore Medical Corporation, a national drug distributor and wholesaler and Vice President of Sales of NMC Laboratories, Inc., a generic pharmaceutical manufacturer.

     The nominees for Directors of the Company, as proposed by the nominating committee, comprise the present entire Board of Directors of the Company.

     Unless authority to vote for election of directors (or for one or more nominees) shall have been withheld in the manner provided in the accompanying Proxy, the votes represented by such Proxy will be cast for the election of the above-named nominees, or for one or more substitute nominees recommended by the Board of Directors in the event that by reason of contingencies not presently known to the Board of Directors one or more of the below-named nominees should become unavailable for election.

     Required Vote for Election. The affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock present at the Meeting in person or by proxy, a quorum being present, is required for the election of the Company's directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE ABOVE-NAMED INDIVIDUALS AS DIRECTORS TO SERVE UNTIL THE 1998 ANNUAL MEETING OF SHAREHOLDERS AND UNTIL THEIR SUCCESSORS ARE ELECTED AND ARE QUALIFIED.

                                   Proposal 2

               APPROVAL OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The accounting firm of Farber, Blicht & Eyerman acted as the independent public accountants for the Company for the fiscal year ended September 30, 1997 and has been selected by the Board of Directors to act as independent public accountants for the Company for the current fiscal year. Although the selection and appointment of independent accountants is not required to be submitted to a vote of shareholders, the directors have decided to ask the shareholders to ratify the appointment.

     The affirmative vote of the holders of a majority of the outstanding shares of the common stock present at the Meeting, in person or by proxy, a quorum being present, is required for the ratification of the appointment of accountants.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF FARBER, BLICHT & EYERMAN AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY AND ITS SUBSIDIARIES FOR THE FISCAL YEAR 1998.

     In the event the appointment is not ratified, the adverse vote will be considered as a direction to the Board of Directors to select other accountants for the following year. However, because of the difficulty and expense of making any substitution of accountants so long after the beginning of the current year, it is contemplated that the appointment for the year 1998. will be permitted to stand unless the Board finds other good reason for making a change.

     Representatives of Farber, Blicht & Eyerman are expected to be present at the Meeting. They will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

                                   Proposal 3
                         The Approval of the Company's
                 1997 Employee and Consultant Stock Option Plan

     The Company desires to afford certain of its key employees, officers and consultants who are responsible for the continued growth of the Company an opportunity to acquire a proprietary interest in the Company, and thus to create in such individuals an increased in and greater concern for the welfare of the Company and its subsidiaries.

     The Company, by means of this Employee and Consultant Stock Option Plan seeks to retain the services of persons now holding key positions and to secure the services of persons capable of filling such positions.

     The stock options offered pursuant to the Plan are a matter of separate inducement and are not in lieu of any salary or other compensation for the services of any key employee or consultant.

     The stock options granted under the plan are intended to be either incentive stock options within the meaning of Section 422 of the Internal
Revenue Code of 1986, as amended, or stock options that do not meet the requirements for the incentive stock options.

     The total number of shares for which options may be granted pursuant to the Plan after giving effect to the 1 for 4 reverse stock split shall be 1,625,000 Shares of Common Stock in the aggregate, subject to possible adjustments due to a Company reorganization. Notwithstanding the foregoing, the number of shares available for granting Incentive Stock Options under the Plan shall not exceed 1,250,000.

     The purchase price per share purchasable under an option shall be determined by the Committee, provided however, that such purchase price shall not be less than 100% of the Fair Market Value. The Fair Market Value shall mean the closing "bid" price of the Company's Shares on the date in question as quoted on the Electronic Bulletin Board of the National Association of Securities Dealers (NASDAQ).

Potential  Adverse Aspects of the Plan:

     Although management believes it is in the interests of shareholders that the Plan be approved in order to attract and retain qualified employees and consultants, since the Plan authorizes the grant of options to purchase up to 1,625,000 shares, the future grant and exercise of the options would tend to dilute the percentage of ownership of shareholders in the Company. Furthermore, the nature of the options is such that the options would be exercised at a time that the Company would be able to derive a higher price for Company shares than the exercise price.

     MANAGEMENT BELIEVES THAT IT IS ESSENTIAL TO HAVE THE PLAN IN ORDER TO ATTRACT AND RETAIN ITS OFFICERS, DIRECTORS AND CONSULTANTS AND RECOMMENDS THAT THE SHAREHOLDERS VOTE TO RATIFY THE COMPANY'S 1997 EMPLOYEE AND CONSULTANT STOCK OPTION PLAN

                                  Other Matters

     The Board of Directors of the Company knows of no other matters to come before the Meeting, other than that which is set forth herein and in the accompanying Notice of Annual Meeting. However, if any other matters should properly come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxies as in their discretion they may deem advisable.

                        Rights of Dissenting Shareholders

     Dissenting shareholders do not have any rights of appraisal with respect to the proposals to which this Proxy Statement relates. Any negative vote with respect to any specific proposal, will, of course, be duly noted and recorded in the computation to determine whether majority approval has been obtained.

                 Shareholders' Proposals for Next Annual Meeting

     Shareholders' proposals submitted pursuant to Rule 14a-8 of the Exchange Act intended to be presented at the 1998 Annual Meeting of Shareholders of the Company, tentatively scheduled for June 28, 1999, must be in writing and received by the Company at its offices shown on the first page of this Proxy Statement by January 31, 1999 for inclusion in the Company's proxy statement and form of proxy relating to such Meeting. Each proposal must identify the shareholder, the number of shares owned and explicitly set out the precise proposal in typed form. The shareholder can keep a record of having met the deadline by forwarding the proposal addressed to the Company by registered or certified mail, return receipt requested. The post office will then return a dated receipt for the shareholder's personal records.



                                  Annual Report

     The Company's 1997 Annual Report to Shareholders (which includes financial statements for the fiscal year ended September 30, 1997) is enclosed herewith as part of this Proxy Statement. A copy of the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1997 filed with the Securities and Exchange Commission is available to shareholders without charge upon written request to Shareholder Relations at the Company's principal office.

                                            By Order of the Board of Directors

                                                  Edward Fine, Chairman
Bellport, New York

                                PROXY CARD

                             BIOPHARMACEUTICS, INC.

                 PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

     The undersigned hereby appoints Edward Fine and Jennie Porcaro each with the power to appoint his or her substitutes, and hereby authorizes them to represent and to vote, as designated above, all the shares of common stock of Biopharmaceutics, Inc. held of record by the undersigned on May 15, 1998, at the meeting of shareholders to be held on July 7, 1998 or any adjournment thereof.

     In their discretion the proxies are authorized to vote upon such other business as may properly come before the meeting. This proxy, when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1 ,2, and 3 Please sign exactly as your name appears on the reverse side. When shares are held by joint tenants, both should sign.*

     *When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If shareholder is a corporation, please sign in full corporate name by President or other authorized officer. If shareholders is a partnership, please sign in partnership name by authorized person.

                         (To Be Signed on Reverse Side.)











                                  FRONT OF CARD

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   PROXY CARD

                             BIOPHARMACEUTICS, INC.


A  O  Please mark your
      votes as in this
      example.

1.  Election of Directors
 FOR  AGAINST  ABSTAIN                         2.  Proposal to Approve the appointment of            0      0        0
  O      O        O         Edward  Fine           Farber, Blicht and Eyerman as the independent
  O      O        O         Russell Cleveland      auditors of the corporation for the
  O      O        0         Jonathan Rosin         fiscal year ended September 30, 1997.
                                                   Employee and Consultant Stock Option Plan

                                               3.  Proposal to Approve the Company"s 1997 Employee   0      0        0
                                                   and Consultant Stock Option Plan.



SIGNATURE(S) ________________________________________________________________________________________ DATE _____________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator trustee or guardian, please give full title as such.
                                  BACK OF CARD